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	After reasonable inquiry and to the best of my knowledge
and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

	October 31, 2003


	BANCO ITAU, S.A.

	By:	/s/ ROBERTO EGYDIO SETUBAL
	Name:	Roberto
Egydio Setubal
	Title:	President and Chief Executive Officer


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	ITAU BANK, LTD.

	By:	/s/ ROBERTO EGYDIO SETUBAL

	Name:	Roberto Egydio Setubal
	Title:	Director

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ITAUSA - INVESTIMENTOS ITAU, S.A.

	By:	/s/ ROBERTO EGYDIO SETUBAL

			Attorney-in-fact

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	COMPANHIA ESA

	By:	/s/
ROBERTO EGYDIO SETUBAL
			Attorney-in-fact

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	OLAVO
EGYDIO SETUBAL

	By:	/s/ ROBERTO EGYDIO SETUBAL
			Attorney-in-fact


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	MARIA DE LOURDES EGYDIO VILLELA

	By:	/s/ ROBERTO
EGYDIO SETUBAL
			Attorney-in-fact

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	ALFREDO EGYDIO
ARRUDA VILLELA FILHO

	By:	/s/ ROBERTO EGYDIO SETUBAL

			Attorney-in-fact

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	ANA LUCIA DE MATTOS BARRETTO
VILLELA

	By:	/s/ ROBERTO EGYDIO SETUBAL
			Attorney-in-fact


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	RICARDO VILLELA MARINO

	By:	/s/ ROBERTO EGYDIO
SETUBAL
			Attorney-in-fact

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	RODOLFO VILLELA MARINO


	By:	/s/ ROBERTO EGYDIO SETUBAL
			Attorney-in-fact


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	ALFREDO EGYDIO SETUBAL

	By:	/s/ ROBERTO EGYDIO
SETUBAL
			Attorney-in-fact

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	JOSE LUIZ EGYDIO
SETUBAL

	By:	/s/ ROBERTO EGYDIO SETUBAL
			Attorney-in-fact


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	MARIA ALICE SETUBAL

	By:	/s/ ROBERTO EGYDIO
SETUBAL
			Attorney-in-fact

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	OLAVO EGYDIO SETUBAL
JUNIOR

	By:	/s/ ROBERTO EGYDIO SETUBAL
			Attorney-in-fact


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	PAULO SETUBAL NETO

	By:	/s/ ROBERTO EGYDIO SETUBAL

			Attorney-in-fact

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	RICARDO EGYDIO SETUBAL


	By:	/s/ ROBERTO EGYDIO SETUBAL
			Attorney-in-fact

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	ROBERTO EGYDIO SETUBAL

	/s/ ROBERTO EGYDIO SETUBAL